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            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 96-3                       COMT 98-1
Deal Size                                                                            $500MM                          $591MM
Expected Maturity(Class A):                                                       1/15/2004                       4/15/2008
----------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           1.85%                           6.08%
            SVC Fees                                                                  1.50%                           1.50%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             13.79%                           9.56%
                                  Jul-02                                             13.48%                           9.37%
                                  Jun-02                                             12.50%                           8.62%
3-Mo Avg Excess Spread                                                               13.26%                           9.18%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 98-4                       COMT 99-1
Deal Size                                                                            $750MM                          $625MM
Expected Maturity(Class A):                                                      11/15/2003                      05/15/2004
----------------------------------------------------------------------------------------------------------------------------

Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           5.03%                           2.24%
            SVC Fees                                                                  1.50%                           1.50%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             10.61%                          13.40%
                                  Jul-02                                             10.43%                          13.07%
                                  Jun-02                                              9.70%                          12.03%
3-Mo Avg Excess Spread                                                               10.25%                          12.83%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------
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                                                                   Page 53 of 58
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            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 99-3                       COMT 00-1
Deal Size                                                                            $500MM                          $600MM
Expected Maturity(Class A):                                                        07/17/06                      02/17/2003
----------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           2.40%                           7.16%
            SVC Fees                                                                  1.50%                           1.50%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             13.24%                           8.48%
                                  Jul-02                                             12.91%                           8.28%
                                  Jun-02                                             11.86%                           7.52%
3-Mo Avg Excess Spread                                                               12.67%                           8.09%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 00-2                       COMT 00-3
Deal Size                                                                            $750MM                         $1000MM
Expected Maturity(Class A):                                                      06/15/2005                      08/15/2007
----------------------------------------------------------------------------------------------------------------------------

Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           7.26%                           2.42%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                              7.88%                          12.73%
                                  Jul-02                                              7.68%                          12.39%
                                  Jun-02                                              6.92%                          11.33%
3-Mo Avg Excess Spread                                                                7.49%                          12.15%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

                                                                   Page 54 of 58
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            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 00-4                       COMT 00-5
Deal Size                                                                           $1200MM                         $1250MM
Expected Maturity(Class A):                                                      10/17/2005                      10/15/2003
----------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           5.97%                           5.87%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                              9.18%                           9.27%
                                  Jul-02                                              8.98%                           9.07%
                                  Jun-02                                              8.26%                           8.35%
3-Mo Avg Excess Spread                                                                8.81%                           8.90%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 01-1                       COMT 01-2
Deal Size                                                                           $1200MM                         $1200MM
Expected Maturity(Class A):                                                        02/15/08                        03/15/06
----------------------------------------------------------------------------------------------------------------------------

Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           1.97%                           5.03%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             13.17%                          10.12%
                                  Jul-02                                             12.86%                           9.92%
                                  Jun-02                                             11.88%                           9.20%
3-Mo Avg Excess Spread                                                               12.64%                           9.75%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

                                                                   Page 55 of 58
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            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 01-3                       COMT 01-4
Deal Size                                                                            $750MM                         $1000MM
Expected Maturity(Class A):                                                        05/15/06                        06/15/04
----------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           5.03%                           2.00%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             10.11%                          13.15%
                                  Jul-02                                              9.92%                          12.88%
                                  Jun-02                                              9.20%                          12.88%
3-Mo Avg Excess Spread                                                                9.74%                          12.97%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 01-5                       COMT 01-6
Deal Size                                                                           $1000MM                         $1300MM
Expected Maturity(Class A):                                                        08/15/06                        08/15/08
----------------------------------------------------------------------------------------------------------------------------

Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           4.90%                           2.25%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             10.24%                          12.89%
                                  Jul-02                                             10.05%                          12.56%
                                  Jun-02                                              9.32%                          11.52%
3-Mo Avg Excess Spread                                                                9.87%                          12.33%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

                                                                   Page 56 of 58
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            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 01-7                       COMT 01-8
Deal Size                                                                           $1000MM                         $1000MM
Expected Maturity(Class A):                                                        10/15/04                        10/16/06
----------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           3.68%                           4.33%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             11.46%                          10.81%
                                  Jul-02                                             11.27%                          10.62%
                                  Jun-02                                             10.54%                           9.90%
3-Mo Avg Excess Spread                                                               11.09%                          10.44%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 02-1                       COMT 02-2
Deal Size                                                                            $985MM                          $620MM
Expected Maturity(Class A):                                                         1/15/09                         3/15/07
----------------------------------------------------------------------------------------------------------------------------

Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           2.00%                           1.93%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             13.14%                          13.21%
                                  Jul-02                                             12.83%                          12.89%
                                  Jun-02                                             11.85%                          11.92%
3-Mo Avg Excess Spread                                                               12.61%                          12.67%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------
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                                                                   Page 57 of 58
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            CAPITAL ONE MASTER TRUST
            Trust Excess Spread Analysis
            02-AUG
Card Trust                                                                        COMT 02-3                       COMT 02-4
Deal Size                                                                           $1350MM                          $750MM
Expected Maturity(Class A):                                                        04/15/05                        05/15/07
----------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                      21.29%                          21.29%
LESS:       (Wt Avg) Coupon                                                           2.09%                           4.60%
            SVC Fees                                                                  2.00%                           2.00%
            Net Charge-Offs                                                           4.15%                           4.15%

Excess Spread:                    Aug-02                                             13.06%                          10.54%
                                  Jul-02                                             12.73%                          10.35%
                                  Jun-02                                             11.71%                          10.33%
3-Mo Avg Excess Spread                                                               12.50%                          10.41%
----------------------------------------------------------------------------------------------------------------------------

Delinquents:30 to 59 days                                                             1.71%                           1.71%
            60 to 89 days                                                             1.19%                           1.19%
            90+ days                                                                  2.42%                           2.42%
Gross Monthly Payment Rate                                                           16.46%                          16.46%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

CAPITAL ONE MASTER TRUST

 (**) This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Capital One Master Trust performance statistics are also available at the Capital One web site:
http://www.capitalone.com/about/invest/financials/abs.shtml
-----------------------------------------------------------

* Represents Non-US Denominated Transactions.

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                                                                   Page 58 of 58